EX-99.77O - TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
            --------------------------------------------
  --------------------------------------------


Name of Fund:  Goldman Sachs Concentrated International Equity Fund

Name of Underwriter Purchased From:  Daiwa Securities SMBC Europe Limited

Names of Underwriting Syndicate Members: Barclays Bank PLC, Citigroup Global Markets Ltd, Daiwa Securities SMBC Europe Limited,
Goldman Sachs International, JPMorgan Securities, Nomura Securities, Barclays Capital Japan, Deutsche Bank AG, Fox-Pitt Kelton NV,
Merrill Lynch International, Nikko Citigroup Ltd, Nomura International, Okasan Securities, SMBC Friend Securities, Tokai Tokyo Securities

Name of Issuer: Sumitomo Mitsui Financial Group

Title of Security:  8316 JP

Date of First Offering:  6/15/09

Dollar Amount Purchased:  7,463,200

Number of Shares Purchased:  700

Price Per Unit:  3928 JPY

Resolution Approved:  8/19/2009
________________________________


Name of Fund:  Goldman Sachs Strategic International Equity Fund

Name of Underwriter Purchased From:  Daiwa Securities SMBC Europe Limited

Names of Underwriting Syndicate Members: Barclays Bank PLC,
Citigroup Global Markets Ltd, Daiwa Securities SMBC Europe Limited, Goldman Sachs International, JPMorgan Securities, Nomura Securities, Barclays Capital Japan, Deutsche Bank AG, Fox-Pitt Kelton NV,
Merrill Lynch International, Nikko Citigroup Ltd, Nomura International, Okasan Securities, SMBC Friend Securities, Tokai Tokyo Securities

Name of Issuer: Sumitomo Mitsui Financial Group

Title of Security:  8316 JP

Date of First Offering:  6/15/09

Dollar Amount Purchased:  7,463,200

Number of Shares Purchased:  700

Price Per Unit:  3928 JPY

Resolution Approved:  8/19/2009
_______________________________

Name of Fund:  Goldman Sachs BRIC Fund

Name of Underwriter Purchased From:  Banco Bradesco

Names of Underwriting Syndicate Members:  UBS Investment Bank,
Goldman Sachs & Co, JPMorgan, Banco Satander Brasil, Banco Bradesco

Name of Issuer: Companhia Brasiliera de Meios de Pagamento Visanet

Title of Security:  VNET3 BZ

Date of First Offering:  6/29/09

Dollar Amount Purchased:  5,346,368

Number of Shares Purchased:  108,310

Price Per Unit:  $7.64

Resolution Approved:  8/19/2009

__________________________________
*Resolution adopted at the Meeting of the Board of Trustees on August 19, 2009:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. (Goldman Sachs) to the Trustees all purchases made during the calendarquarter ended June 30, 2009 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company
Act of 1940, as amended.

___________________________________
Name of Fund:  Goldman Sachs BRIC Fund

Name of Underwriter Purchased From:  Deutsche Bank

Names of Underwriting Syndicate Members: Goldman Sachs International, Morgan Stanley International, Deutsche Bank

Name of Issuer: Evraz Group S.A

Title of Security:  B08V9B8 / EVR LI

Date of First Offering:  7/8/2009

Dollar Amount Purchased:  288,205

Number of Shares Purchased:  17,467

Price Per Unit:  $16.50

Resolution Approved:  11/19/2009


-----------------

Name of Fund:  Goldman Sachs Emerging Markets Equity Fund

Name of Underwriter Purchased From:  Deutsche Bank

Names of Underwriting Syndicate Members: Goldman Sachs International, Morgan Stanley International, Deutsche Bank

Name of Issuer: Evraz Group S.A

Title of Security:  B08V9B8 / EVR LI

Date of First Offering:  7/8/2009

Dollar Amount Purchased:  315,744

Number of Shares Purchased:  19,136

Price Per Unit:  $16.50

Resolution Approved:  11/19/2009


-----------------


*Resolution adopted at the Meeting of the Board of Trustees on November 19, 2009:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. (Goldman Sachs) to the Trustees all purchases made during the calendar quarter ended September 30, 2009 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.